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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - AUGUST 11, 2000





                                     ALLETE
                 (legally incorporated as Minnesota Power, Inc.)


                             A Minnesota Corporation
                           Commission File No. 1-3548
                   IRS Employer Identification No. 41-0418150
                             30 West Superior Street
                          Duluth, Minnesota 55802-2093
                           Telephone - (218) 279-5000


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ITEM 5.  OTHER EVENTS.

Reference is made to the 1999 Form 10-K of ALLETE, formerly Minnesota Power, Inc., (Company) for background information on the following updates. Unless otherwise indicated, cited references are to ALLETE's 1999 Form 10-K.

Ref. Page 1 - First Paragraph
Ref. Form 8-K dated and filed August 8, 2000

On September 1, 2000, as announced, Minnesota Power began doing business as ALLETE (NYSE: ALE).


Ref. Page 12 - Insert after Third Full Paragraph
Ref. Form 10-Q for the quarter ended March 31, 2000 Page 9. - Third Paragraph Ref. Form 8-K dated and filed June 28, 2000

On August 11, 2000 ADESA Corporation (ADESA), a wholly owned subsidiary of ALLETE, acquired Beebe Auto Exchange, Inc. (Beebe). The acquisition included Mid-Ark Auto Auction (renamed ADESA Little Rock) in North Little Rock, Arkansas and Central Arkansas Auto Auction (renamed ADESA Central Arkansas) in Beebe, Arkansas. ADESA Little Rock operates ten auction lanes on approximately 81 acres and ADESA Central Arkansas operates six auction lanes on approximately 66 acres.

On August 31, 2000 ADESA acquired 51 percent of Interstate Auto Auction located in Ocala, Florida. Interstate Auto Auction, which was renamed A & H, LLC and is doing business as ADESA Ocala, operates five auction lanes on 27 acres.

Effective October 7, 2000 ADESA acquired nine vehicle auction facilities from Manheim Auctions, Inc. The auctions acquired are:

  - Southwest Auto Auction (renamed ADESA Phoenix) located in Phoenix, Arizona which operates 12 auction lanes on 79 acres;
  - Golden Gate Auto Auction (renamed ADESA Golden Gate) located near San Francisco, California which operates six auction lanes on 91 acres;
  - Southern States Vehicle Auction (renamed ADESA Atlanta) located in metro Atlanta, Georgia which operates six auction lanes on 64 acres;
  - Metro Auto Auction of Kansas City (renamed ADESA Kansas City) located near Kansas City, Missouri which operates seven auction lanes on 90 acres;
  - Puget Sound Auto Auction (renamed ADESA Seattle) located in the Seattle, Washington area which operates four auction lanes on 40 acres;
  - Colorado Springs Auto Auction (renamed ADESA Colorado Springs) located in Colorado Springs, Colorado which operates three auction lanes on 28 acres;
  - Bayside Auto Auction (renamed ADESA Tampa) located in Tampa, Florida which operates eight auction lanes on 30 acres;
  - Clearwater Auto Auction (renamed ADESA Clearwater) located in Clearwater, Florida which operates four auction lanes on 14 acres; and
  - Orlando-Sanford Vehicle Auction (renamed ADESA Orlando-Sanford) located in Orlando, Florida which operates six auction lanes on 45 acres.

These transactions were funded with internally generated funds and the temporary issuance of short-term debt. The Company expects to refinance the short-term debt with the issuance of long-term debt by the end of October 2000. ADESA now owns or leases, and operates 57 vehicle auction facilities throughout the United States and Canada.

With these acquisitions and the acquisition of Auction Finance Group, Inc. in June 2000, ALLETE expects the growth rate in operating earnings to increase from 10 percent in 2000 to 12 percent in 2001.

                                       -1-
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                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), the Company is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of the Company in this current report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "will likely result," "will continue," or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, which are difficult to predict, contain uncertainties, are beyond the control of the Company and may cause actual results to differ materially from those contained in forward-looking statements:

  - prevailing governmental policies and regulatory actions, including those of Congress, state legislatures, the Federal Energy Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the North Carolina Utilities Commission and the Public Service Commission of Wisconsin, with respect to allowed rates of return, industry and rate structure, acquisition and disposal of assets and facilities, operation and construction of plant facilities, recovery of purchased power and capital investments, and present or prospective wholesale and retail competition (including but not limited to retail wheeling and transmission costs);
  -  economic and geographic factors including political and economic risks;
  - changes in and compliance with environmental and safety laws and policies;
  -  weather conditions;
  -  population growth rates and demographic patterns;
  -  competition for retail and wholesale customers;
  -  pricing and transportation of commodities;
  -  market demand,  including  structural  market  changes;
  -  changes in tax rates or policies or in rates of inflation;
  -  changes in project costs;
  -  unanticipated changes in operating expenses and capital expenditures;
  -  capital  market  conditions;
  -  competition for new energy development opportunities; and
  - legal and administrative proceedings (whether civil or criminal) and settlements that influence the business and profitability of the Company.

Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

                                       -2-
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit of ALLETE is filed herewith in accordance with Item 601 of Regulation S-K:

  Exhibit
  Number

     4  -  Amendment to Certificate  of Assumed Name, filed with the Minnesota
           Secretary of State on August 29, 2000.












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                             ALLETE
                                                --------------------------------
                                                          (Registrant)





October 10, 2000                                         D. G. Gartzke
                                                --------------------------------
                                                         D. G. Gartzke
                                                 Senior Vice President - Finance
                                                   and Chief Financial Officer












                                       -4-
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                                  EXHIBIT INDEX

Exhibit
Number

  4  -  Amendment to Certificate  of Assumed Name,  filed with the Minnesota
        Secretary of State on August 29, 2000.